Exhibit 10.1
Execution Version

SECOND AMENDMENT TO
CREDIT AGREEMENT
dated as of
May 31, 2007
among
BAKER HUGHES INCORPORATED,
as Borrower,
JPMORGAN CHASE BANK, N.A.,
as Administrative Agent,
and
The Lenders Party Hereto

BANK OF AMERICA, N.A.
THE BANK OF TOKYO-MITSUBISHI UFJ, LTD.
BARCLAYS BANK PLC AND
CITIBANK, N.A.,
as Co-Syndication Agents,
ABN AMRO BANK N.V.,
as Documentation Agent

J.P. MORGAN SECURITIES INC.
as Sole Lead Arranger and Sole Book Manager

SECOND AMENDMENT TO CREDIT AGREEMENT
     THIS SECOND AMENDMENT TO CREDIT AGREEMENT (this “Second Amendment”) dated as of May 31, 2007, is among BAKER HUGHES INCORPORATED, a Delaware corporation, as the Borrower; JPMORGAN CHASE BANK, N.A., as Administrative Agent, and the Lenders party hereto.
RECITALS
     A. The Borrower, the Administrative Agent and the Lenders are parties to that certain Credit Agreement dated as of July 7, 2005 (as amended by that certain First Amendment to Credit Agreement dated June 7, 2006, the “Credit Agreement”), pursuant to which the Lenders have agreed to make certain loans to and extensions of credit for the account of the Borrower.
     B. The Borrower has requested and the Lenders have agreed to extend the Maturity Date of the Credit Agreement.
     C. NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:
     Section 1. Defined Terms. Each capitalized term used herein but not otherwise defined herein has the meaning given such term in the Credit Agreement. Unless otherwise indicated, all article and section references in this Second Amendment refer to articles and sections of the Credit Agreement.
     Section 2. Amendments to Credit Agreement.
     2.1 Amendments to Section 1.01 — Definitions
          (a) The definition of “Credit Agreement” is hereby amended in its entirety to read as follows:
     “Credit Agreement” means this Credit Agreement, as amended by the First Amendment and the Second Amendment, as the same may from time to time be amended, modified, restated, or replaced from time to time.
          (b) The definition of “Maturity Date” is hereby amended in its entirety to read as follows:
     “Maturity Date” means July 7, 2012, and for any Lender agreeing to extend its Maturity Date under Section 2.10, the date on July 7, in each year thereafter pursuant to which the Maturity Date has been extended but in no event later than July 7, 2013.
          (c) The definition of “Second Amendment” is hereby added to Section 1.01 in proper alphabetic order which definition shall read as follows:

     “Second Amendment” means the Second Amendment to Credit Agreement dated as of May 31, 2007 among the Borrower, JPMorgan Chase Bank, N.A., as Administrative Agent and the Lenders party thereto.
     Section 3. Conditions Precedent. This Second Amendment shall not become effective until the date (the “Effective Date”) on which the Borrower shall deliver to the Administrative Agent a certificate of the Borrower dated as of the Extension Confirmation Date (in sufficient copies for each Lender) signed by a Responsible Officer of the Borrower (i) certifying and attaching the resolutions adopted by the Borrower approving or consenting to this Second Amendment and (ii) certifying that, (A) before and after giving effect to such extension, the representations and warranties contained in Article VI of the Credit Agreement made by it (other than those made in Section 6.08) are true and correct on and as of the Extension Confirmation Date, except to the extent that such representations and warranties specifically refer to an earlier date, (B) before and after giving effect to such extension no Default exists or will exist as of the Extension Confirmation Date, and (C) no Material Adverse Effect (except as may have arisen in connection with the matters covered in Section 6.08) has occurred since the date of the most recently filed Form 10-K or 10-Q through the Extension Confirmation Date.
     Section 4. Miscellaneous.
     4.1 Confirmation. The provisions of the Credit Agreement, as amended by this Second Amendment, shall remain in full force and effect following the effectiveness of this Second Amendment.
     4.2 Ratification and Affirmation; Representations and Warranties. The Borrower hereby (a) ratifies and affirms its obligations under, and acknowledges, renews and extends its continued obligations under, each Loan Document to which it is a party and agrees that each Loan Document to which it is a party remains in full force and effect, except as expressly amended hereby, notwithstanding the amendments contained herein and (b) represents and warrants to the Lenders that as of the date hereof, after giving effect to the terms of this Second Amendment: (i) before and after giving effect to this Second Amendment, the representations and warranties contained in Article VI of the Credit Agreement made by it (other than those made in Section 6.08) are true and correct on and as of the Extension Confirmation Date, except to the extent that such representations and warranties specifically refer to an earlier date, (ii) before and after giving effect to such extension no Default exists or will exist as of the Extension Confirmation Date, and (C) no Material Adverse Effect (except as may have arisen in connection with the matters covered in Section 6.08) has occurred since the date of the most recently filed Form 10-K or 10-Q through the Extension Confirmation Date.
     4.3 Loan Document. This Second Amendment is a “Credit Document” as defined and described in the Credit Agreement and all of the terms and provisions of the Credit Agreement relating to Credit Documents shall apply hereto.
     4.4 Counterparts. This Second Amendment may be executed by one or more of the parties hereto in any number of separate counterparts, and all of such counterparts taken together shall be deemed to constitute one and the same instrument. Delivery of this Second Amendment by facsimile transmission shall be effective as delivery of a manually executed counterpart hereof.

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     4.5 NO ORAL AGREEMENT. THIS SECOND AMENDMENT, THE CREDIT AGREEMENT AND THE OTHER CREDIT DOCUMENTS EXECUTED IN CONNECTION HEREWITH AND THEREWITH REPRESENT THE FINAL AGREEMENT AMONG THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR UNWRITTEN ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO SUBSEQUENT ORAL AGREEMENTS BETWEEN THE PARTIES.
     4.6 GOVERNING LAW. THIS SECOND AMENDMENT (INCLUDING, BUT NOT LIMITED TO, THE VALIDITY AND ENFORCEABILITY HEREOF) SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.
[SIGNATURES BEGIN NEXT PAGE]

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     IN WITNESS WHEREOF, the parties hereto have caused this Second Amendment to be duly executed as of the date first written above.

BAKER HUGHES INCORPORATED
By:	/s/ Andrew L. Puhala
	Name:	Andrew L. Puhala
	Title:	Assistant Treasurer
Signature Page to Second Amendment to Baker Hughes Incorporated Credit Agreement

JPMORGAN CHASE BANK, N.A., as Administrative Agent
By:	/s/ Kevin J. Utsey
	Name:	Kevin J. Utsey
	Title:	Vice President
Signature Page to Second Amendment to Baker Hughes Incorporated Credit Agreement

JPMORGAN CHASE BANK, N.A., as Lender
By:	/s/ Kevin J. Utsey
	Name:	Kevin J. Utsey
	Title:	Vice President
Signature Page to Second Amendment to Baker Hughes Incorporated Credit Agreement

BANK OF AMERICA, N.A., as Lender
By:	/s/ Shelley A. McGregor
	Name:	Shelley A. McGregor
	Title:	Senior Vice President
Signature Page to Second Amendment to Baker Hughes Incorporated Credit Agreement

BARCLAYS BANK PLC, as Lender
By:	/s/ Nicholas Bell
	Name:	Nicholas Bell
	Title:	Director
Signature Page to Second Amendment to Baker Hughes Incorporated Credit Agreement

CITIBANK, N.A., as Lender
By:	/s/ Shirley E. Burrow
	Name:	Shirley E. Burrow
	Title:	Attorney-i-Fact
Signature Page to Second Amendment to Baker Hughes Incorporated Credit Agreement

THE BANK OF TOKYO-MITSUBISHI UFJ, LTD., as Lender
By:	/s/ Kelton Glasscock
	Name:	Kelton Glasscock
	Title:	Vice President & Manager
Signature Page to Second Amendment to Baker Hughes Incorporated Credit Agreement

ABN AMRO BANK N.V., as Lender
By:	/s/ James L. Moyes
	Name:	James L. Moyes
	Title:	Managing Director

By:	/s/ Lizabeth Lary
	Name:	Lizabeth Lary
	Title:	Vice President
Signature Page to Second Amendment to Baker Hughes Incorporated Credit Agreement

THE BANK OF NEW YORK, as Lender
By:	/s/ John-Paul Marotta
	Name:	John-Paul Marotta
	Title:	Managing Director
Signature Page to Second Amendment to Baker Hughes Incorporated Credit Agreement

UBS LOAN FINANCE LLC, as Lender
By:	/s/ Irja R. Otsa
	Name:	Irja R. Otsa
	Title:	Associate Director

By:	/s/ Mary E. Evans
	Name:	Mary E. Evans
	Title	Associate Director
Signature Page to Second Amendment to Baker Hughes Incorporated Credit Agreement

AUSTRALIA AND NEW ZEALAND BANKING GROUP LIMITED, as Lender
By:	/s/ John W. Wade
	Name:	John W. Wade
	Title:	Director
Signature Page to Second Amendment to Baker Hughes Incorporated Credit Agreement

CREDIT SUISSE, CAYMAN ISLANDS BRANCH, as Lender
By:	/s/ Sarah Wu
	Name:	Sarah Wu
	Title:	Director

By:	/s/ Bernhard Schmid
	Name:	Bernhard Schmid
	Title:	Assistant Vice President
Signature Page to Second Amendment to Baker Hughes Incorporated Credit Agreement

FOKUS BANK ASA, as Lender
By:	/s/ Toril Nag
	Name:	Toril Nag
	Title:	Director

By:	/s/ Svein Terje Hoiland
	Name:	Svein Terje Hoiland
	Title:	General Manager
Signature Page to Second Amendment to Baker Hughes Incorporated Credit Agreement

MORGAN STANLEY BANK, as Lender
By:	/s/ Daniel Twenge
	Name:	Daniel Twenge
	Title:	Authorized Signatory Morgan Stanley Bank
Signature Page to Second Amendment to Baker Hughes Incorporated Credit Agreement

THE NORTHERN TRUST COMPANY, as Lender
By:	/s/ Reid A. Acord
	Name:	Reid A. Acord
	Title:	Second Vice President
Signature Page to Second Amendment to Baker Hughes Incorporated Credit Agreement

WILLIAM STREET COMMITMENT CORPORATION, as Lender (Recourse only to William Street Commitment Corporation)
By:	/s/ Mark Walton
	Name:	Mark Walton
	Title:	Assistant Vice President
Signature Page to Second Amendment to Baker Hughes Incorporated Credit Agreement

BANCA NAZIONALE DEL LAVORO S.P.A. — NEW YORK BRANCH, as Lender
By:	/s/ Donna La Spina
	Name:	Donna La Spina
	Title:	Relationship Manager

By:	/s/ Tullio Lanari
	Name:	Tullio Lanari
	Title:	General Manager
Signature Page to Second Amendment to Baker Hughes Incorporated Credit Agreement